SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                      FORM 8-K/A

                                   AMENDMENT NO. 1

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported) -   May 27, 1999
                                                             --------------


                            PARAMOUNT FINANCIAL CORPORATION
    -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in its Charter)


           Delaware                       0-27190              11-3072768
    -----------------------        -----------------------   --------------
    (State or Other Jurisdiction   (Commission File Number)   (IRS Employer
        of Incorporation)                                   Identification No.)


           One Jericho Plaza, Jericho, New York                   11753
     ----------------------------------------------------------------------
          (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code  -  (516) 938-3400
                                                              --------------


                                  Not Applicable
     -----------------------------------------------------------------------
           (Former Name or Former Address, if changed since last report)



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          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
                   ---------------------------------


               (c)  Exhibits

               Exhibit No.:   Description
               -----------    -----------

                  16 Letter re Change in Certifying Accountant from Arthur Andersen LLP, dated June 16, 1999.

                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      PARAMOUNT FINANCIAL CORPORATION



          Date:  June 17, 1999        By: /s/ Glenn Nortman
                                         --------------------------------------
                                         Glenn Nortman, Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


               Exhibit    Description
               -------    -----------

                  16 Letter re Change in Certifying Accountant from Arthur Andersen LLP, dated June 16, 1999.